Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The following table summarizes the total income tax expense that the Company recorded, and the related effective tax rate, for the three and nine months ended September 30, 2015 and 2014 (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Income tax expense	$5,625	$845	$9,757	$5,909
Effective tax rate	36.3%	13.9%	65.1%	31.5%

At September 30, 2015, the Company’s effective tax rate estimate for the year ending December 31, 2015 differed from the statutory rate primarily due to losses in certain foreign jurisdictions for which a benefit cannot be recorded at this time, non-deductible stock compensation charges and state taxes, which is offset by the effect of different statutory tax rates in foreign jurisdictions and certain items recorded discretely in the nine months ended September 30, 2015. Those discrete items include a tax benefit due to disqualifying dispositions of incentive stock options, a tax benefit due to an income tax reserve release, a tax benefit for adjustments to the recognized value of the Company’s federal and Texas research and experimentation tax credit carryforwards and a tax benefit of $0.4 million related to a correction of an immaterial prior period transfer pricing error, offset by tax expense related to the amortization of tax charges on the intercompany sale of assets that were deferred in prior periods. The effective tax rate for the three months ended September 30, 2015 is lower than the effective tax rate estimated for the full year ending December 31, 2015 due to higher income before income taxes in the three months as well as the mix of earnings between income and loss jurisdictions.

On July 27, 2015, in Altera Corp. v. Commissioner, the U.S. Tax Court issued a taxpayer-favorable opinion related to the treatment of stock-based compensation expense in an intercompany cost-sharing arrangement. A final decision has yet to be issued by the Tax Court due to other outstanding issues related to the case, and the decision is subject to appeal by the Internal Revenue Service. At this time, the U.S. Department of the Treasury has not withdrawn the requirement to include stock-based compensation from its regulations. The Company has reviewed this case and its impact and has concluded that no adjustment to the consolidated financial statements is appropriate at this time. The Company will continue to monitor ongoing developments and potential impacts to the condensed consolidated financial statements.

At September 30, 2014, the Company’s effective tax rate estimate differed from the statutory rate primarily due to non-deductible stock compensation charges and state taxes, which was partially offset by the effect of different statutory tax rates in foreign jurisdictions and certain items recorded discretely in the nine months ended September 30, 2014. Those discrete items include a tax benefit due to disqualifying dispositions of incentive stock options, a tax benefit for a state tax apportionment change related to a prior period, a tax benefit for adjustments to the recognized value of our federal and Texas research and experimentation tax credit carryforwards, and a tax benefit resulting from the filing of certain 2013 tax returns, offset by tax expense related to the amortization of tax charges on the intercompany sale of assets that were deferred in prior periods. In addition, the merger of our wholly owned subsidiaries in Spain in the three months ended September 30, 2014 resulted in tax basis intangibles which will be deductible in future periods, with a tax benefit of $2.5 million recorded discretely.

12. Income Taxes

Income before income taxes includes the following components (in thousands):

	Year Ended December 31,
	2014	2013	2012
Domestic	$15,523	$27,817	$19,934
Foreign	5,716	1,198	8,202

Total	$21,239	$29,015	$28,136

The income tax expense (benefit) is comprised of the following (in thousands):

	Year Ended December 31,
	2014	2013	2012
Current
Federal	$—	$—	$—
State	250	1,116	1,105
Foreign	5,999	4,771	9,625
Deferred
Federal	5,502	7,733	7,976
State	(831)	98	(524)
Foreign	(5,879)	(1,511)	(5,425)
Change in valuation allowance	2,231	(483)	418

	$7,272	$11,724	$13,175

During the three months ended December 31, 2014, the Company identified immaterial prior period accounting errors related to intercompany transactions and a Swiss foreign tax credit. The adjustments were not material to any prior period results of operations. Therefore, the Company recorded the correction in the same quarter it was identified, which increased income tax expense by approximately $796,000 during the three months ended December 31, 2014. The adjustments had no impact on cash flows from operations or total cash flows for the prior or current period.

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets (liabilities) consist of the following (in thousands):

	December 31,
	2014	2013
Deferred tax assets:
Net operating loss carryforward	$6,816	$6,760
Tax credits	1,082	551
Accrued liabilities	8,960	6,615
Stock compensation	16,621	11,143
Gift card deferred revenue and redemption liability	1,451	1,346
Other deferred revenue	1,413	1,304
Other	959	310

Total deferred tax assets	37,302	28,029
Deferred tax liabilities:
Intangible assets	(37,095)	(34,473)
Property and equipment	(12,170)	(6,530)
Prepaid expenses	(540)	(907)
Other	(1,339)	(536)

Total deferred tax liabilities	(51,144)	(42,446)
Valuation allowance	(2,463)	(362)

Net deferred tax liabilities	$(16,305)	$(14,779)

In August 2013, in a series of transactions, the Company acquired 68.5% of the outstanding stock of travelmob Pte. Ltd. (see Note 3). A net deferred tax liability of approximately $513,000 was recorded upon the acquisition, primarily related to acquired intangibles, net of acquired net operating losses.

In November 2013, the Company acquired 55% of the outstanding stock of Bookabach Limited (see Note 3). A net deferred tax liability of approximately $228,000 was recorded upon the acquisition, primarily related to acquired intangibles. In November 2014, the Company acquired an additional 20% of the outstanding stock of Bookabach Limited.

In December 2013, the Company acquired 100% of the outstanding stock of Stayz Pty Limited (see Note 3). A net deferred tax liability of approximately $5,313,000 was recorded upon the acquisition, primarily related to acquired intangibles. Additionally, as a result of the acquisition, the Company released approximately $1,397,000 of valuation allowance against the net deferred tax assets of the Company’s existing Australian subsidiary based on revised estimates of future taxable income including Stayz.

In March 2014, the Company acquired 100% of the outstanding stock of Glad to Have You, Inc. (see Note 3). A net deferred tax liability of approximately $1,653,000 was recorded upon the acquisition, primarily related to acquired intangibles, net of acquired net operating losses.

A valuation allowance is established if, based on the Company’s review of both positive and negative evidence, it is more likely than not that all or a portion of the deferred tax asset will not be realized. The Company maintained a valuation allowance of approximately $2,463,000 and $362,000 at December 31, 2014 and December 31, 2013, respectively, primarily related to the uncertainty of the utilization of certain loss carryforwards as well as the inability to realize the benefit of basis differences in certain acquired intangible assets. After reviewing both positive and negative evidence, the Company determined that it is not more likely than not that the deferred tax assets of the Company’s subsidiaries in Singapore and Switzerland will be realized and recorded a valuation allowance against these assets of $1,920,000 in the year ended December 31, 2014 compared to $0 in the year ended December 31, 2013. There can be no assurance that the Company will meet its expectations of future taxable income. As a result, the amount of the deferred tax assets considered realizable could be reduced if estimates of future taxable income are reduced. Such an occurrence could materially adversely affect the Company’s results of operations and financial condition. The Company will continue to evaluate the ability to realize, by jurisdiction, its deferred tax assets and related valuation allowances.

The following is a summary of the Company’s loss carryforwards and their expiration at December 31, 2013 and 2014, respectively (in thousands):

		December 31,
	Expiration	2014	2013
Federal loss carryforwards	2025-2034	$15,722	$8,474
State loss carryforwards	2025-2034	396	447
Federal research and development credit carryforwards	2027-2034	8,386	6,050
State research and development credit carryforwards	2034	1,857	498
Texas margin tax credit carryforwards	Indefinite	310	310
Foreign loss carryforwards	2018-Indefinite(1)	26,046	25,690
Foreign local loss carryforwards	2018-2020	517	686
Federal foreign tax credit carryforwards	2020-2024	1,351	1,342

(1)	Of the Company’s foreign net operating loss carryforwards, $11,697,000 will expire between 2018 and 2030 if not utilized, and $14,349,000 will carryforward indefinitely.

The Company expects to record a credit to additional paid-in capital upon utilization of federal net operating loss and credit carryforwards of $10,323,000 and a credit to additional paid-in capital upon utilization of foreign net operating loss carryforwards of $750,000. In addition, all of the federal research and development tax credits will result in a credit to additional paid-in-capital when realized.

Under the Tax Reform Act of 1986, the amount of net operating losses and tax credits that can be carried forward may be limited in certain circumstances. Events that may cause changes in the Company’s tax carryovers include, but are not limited to, a cumulative ownership change of more than 50.0% over a three-year period. Certain of the Company’s operating losses that can be utilized in any one taxable year may be limited by future ownership changes. Currently, such a limitation exists on the net operating loss that was acquired in the Escapia, Second Porch and Glad to Have You acquisitions. A valuation allowance has been recorded to reduce the deferred tax asset to the value that the Company believes is more likely than not to be realized. A limitation also exists for losses attributable to the period of time before the February 1, 2005 Series A preferred stock financing transaction due to the deemed ownership change that occurred upon the issuance of those shares. The Company has not recorded a benefit for approximately $382,000 of net operating loss carryforwards that will expire unused.

The following is a reconciliation of the amount of the income tax expense that results from applying the federal statutory income tax rate to income before income taxes to the reported income tax expense (in thousands):

	Year Ended December 31,
	2014	2013	2012
Federal tax expense at statutory rate	$7,433	$10,155	$9,848
State taxes, net of federal tax benefit	(552)	958	647
Foreign tax rate differential	(2,166)	(1,191)	(2,481)
Deferred charges	1,908	1,959	1,582
Stock compensation	2,430	566	1,679
Research and development credit	(2,346)	(3,220)	—
Tax basis in Spanish intangibles	(2,770)	—	—
Non-deductible expenses	331	2,342	355
Other activity in unrecognized tax benefits	816	540	2,325
Other	(43)	98	(1,198)
Net increase (decrease) in valuation allowance	2,231	(483)	418

	$7,272	$11,724	$13,175

There was a tax benefit of $2,770,000 recorded in the year ended December 31, 2014 related to tax basis intangibles resulting from the merger of wholly owned subsidiaries of the Company in Spain.

Deferred U.S. income taxes and foreign withholding taxes are not provided on the undistributed cumulative earnings of foreign subsidiaries because those earnings are considered to be permanently reinvested in those operations. Any permanently reinvested earnings could become subject to additional U.S. taxes in certain circumstances (subject to an adjustment for foreign tax credits) and foreign withholding taxes if remitted to HomeAway, Inc. The determination of the amount of unrecognized tax liability is not practicable because of the complexities associated with multiple hypothetical calculations. There was approximately $28,012,000, $16,741,000 and $20,681,000 of cumulative earnings in the Company’s foreign subsidiaries as of December 31, 2014, 2013 and 2012, respectively.

The Company follows the guidance on accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The aggregate changes in the balance of unrecognized tax benefits were as follows, excluding interest and penalties (in thousands):

(in thousands)	Year Ended December 31,
	2014	2013	2012
Balance, beginning of year	$7,555	$5,590	$3,658
Increases for tax positions related to the current year	2,130	1,013	1,815
Increases for tax positions related to prior years	2,166	1,702	1,135
Decreases for tax positions related to prior years	(556)	(369)	(739)
Reductions due to lapsed statute of limitations	(1,221)	(381)	(279)

Balance, end of year	$10,074	$7,555	$5,590

Included in the balance of unrecognized tax benefits at December 31, 2014, 2013, and 2012 are $3,663,000, $3,177,000, and $1,242,000, respectively, of unrecognized tax benefits that are offset against related deferred tax assets. If the Company were to recognize the unrecognized tax benefits as of December 31, 2014, 2013, and 2012, $9,122,000, $7,555,000, and $5,265,000, respectively, would impact the effective tax rate.

Management believes that an adequate provision has been made for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company’s tax audits are resolved in a manner not consistent with management’s expectations, the Company could be required to adjust its provision for income taxes in the period such resolution occurs. Although timing of the resolution and closure of audits is not certain, as of December 31, 2014, there were approximately $1,611,000 of unrecognized tax benefits in several jurisdictions that the Company expects could decrease over the next 12 months due to the expiration of the respective statutes of limitation and $726,000 that could change over the next 12 months due to the conclusion of tax audits.

The Company includes interest and penalties related to unrecognized tax benefits as a component of income tax expense in the Consolidated Statement of Operations. Accrued interest and penalties are included within the related tax liability line in the consolidated balance sheet and were insignificant in all periods presented.

As of December 31, 2014, in the United States, the tax years 2011 through 2013 remain open to examination in the federal jurisdiction and most state jurisdictions. Tax years 2005 through 2010 remain open to adjustment due to net operating losses carried forward into open tax years. HomeAway, Inc. is currently under audit in the U.S., and two of the Company’s UK subsidiaries are currently under audit. Internationally, the following years remain open to examination:

Jurisdiction	Open Tax Years
Germany	2011-2014
France	2012-2014
Brazil	2009-2014
United Kingdom	2011-2014
Switzerland	2010-2014
Australia	2010-2014
Spain	2010-2014
Thailand	2013-2014
Singapore	2011-2014
New Zealand	2010-2014
Colombia	2013-2014
Italy	2013-2014